UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. ___________)

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☐	Soliciting Material Pursuant to §240.14a-12

DIGITAL LEARNING MANAGEMENT CORPORATION
(Name of Registrant as Specified in Its Charter)

___________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DIGITAL LEARNING MANAGEMENT CORPORATION
19950 Mariner Avenue
Torrance, California 90503

November 3, 2005

Dear Shareholders:

You are cordially invited to attend Digital Learning Management Corporation’s Annual Meeting of Shareholders, which will be held at 680 Langsdorf Drive, Suite 203, Fullerton, California 92831, on November 28, 2005 at 10:00 a.m., local time.

At the Meeting, shareholders will be asked to (i) elect directors for the ensuing year, and (ii) ratify the appointment of accountants. Information regarding the nominees for election of directors and ratification of the appointment of accountants is set forth in the accompanying Proxy Statement.

It is important that your shares be represented at the Meeting, whether or not you plan to attend. Please indicate on the enclosed proxy card your vote on the matters presented, and sign, date and return the proxy card in the enclosed envelope. If you do attend the Meeting and wish to vote in person, your proxy will be withdrawn at that time. We urge you to vote “FOR” the election of all of the nominees named in the Proxy Statement and “FOR” ratification of the appointment of accountants.

/s/ AURANGZEB BHATTI
______________________________
Aurangzeb Bhatti
President and Director

DIGITAL LEARNING MANAGEMENT CORPORATION
19950 Mariner Avenue
Torrance, California 90503

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held November 28, 2005

TO THE SHAREHOLDERS OF
DIGITAL LEARNING MANAGEMENT CORPORATION:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of Digital Learning Management Corporation (“DLMC” or the “Company”) will be held at 680 Langsdorf Drive, Suite 203, Fullerton, California 92831, on November 28, 2005 at 10:00 a.m., local time, for the purpose of considering and voting upon the following matters:

1.	Election of Directors. To elect five persons to serve as directors of DLMC until their successors are duly elected and qualified.

Aurangzeb Bhatti
Umesh Patel
Al Jinnah
Gregory Frazer
Khalid Sheikh

2.	Ratification of Appointment of Accountants. To ratify the appointment of AJ. Robbins, PC as DLMC’s independent public accountants.

3.	Transaction of Other Business. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

The board of directors has fixed the close of business on October 31, 2005 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Dated: November 3, 2005	/s/ Al Jinnah
Al Jinnah, Secretary

WE URGE YOU TO VOTE IN FAVOR OF MANAGEMENT’S PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY DLMC’S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY FILING WITH THE SECRETARY OF DLMC AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE CAN ARRANGE ADEQUATE ACCOMMODATIONS.

DIGITAL LEARNING MANAGEMENT CORPORATION
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To be held November 28, 2005

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 2005 Annual Meeting of Shareholders (the “Meeting”) of Digital Learning Management Corporation (“DLMC” or the “Company”) to be held on November 28, 2005 at 10:00 a.m., local time, at 680 Langsdorf Drive, Suite 203, Fullerton, California 92831, and at any and all adjournments thereof.

It is anticipated that this Proxy Statement and the accompanying Notice and form of Proxy will be mailed to shareholders eligible to receive notice of, and to vote at, the Meeting on or about November 4, 2005.

Revocability of Proxies

A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to and may revoke it at any time before it is exercised by filing with the Secretary of DLMC an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the proxyholders will be suspended if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the chairman of the Meeting of his or her election to vote in person, and voting in person at the Meeting. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxyholders in accordance with the instructions specified on the Proxy. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED “FOR” ELECTION OF THE DIRECTORS NAMED HEREIN, “FOR” THE RATIFICATION OF AJ. ROBBINS, PC AS DLMC’S INDEPENDENT PUBLIC ACCOUNTANTS AND IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, SUCH PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

Persons Making the Solicitation

This solicitation of Proxies is being made by DLMC’s board of directors (the “Board”). The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by DLMC. It is contemplated that Proxies will be solicited principally through the use of the mail, but directors, officers and employees of DLMC may solicit Proxies personally or by telephone, without receiving special compensation therefore. In addition, DLMC may request banks, brokers or other custodians to solicit customers for whom they hold DLMC stock and will reimburse them for their reasonable out-of-pocket expenses.

VOTING SECURITIES

There were issued and outstanding 20,204,024 shares of the DLMC’s common stock (“Common Stock”) on October 31, 2005, which has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Meeting (the “Record Date”). On any matter submitted to the vote of the shareholders, each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock he or she held of record on the books of DLMC as of the Record Date. In connection with the election of directors, there is no cumulative voting. The effect of broker non-votes is that such votes are not counted as being voted; however, such votes are counted for purposes of determining a quorum. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. The effect of a vote of abstention on any matter is that such vote is not counted as a vote for or against the matter, but is counted as an abstention.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The persons named below, all of whom are current members of the Board, will be nominated for election as directors at the Meeting to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes of the proxyholders will be cast in such a manner as to effect the election of all five nominees, as appropriate. If a quorum is present at the meeting, the five nominees for directors receiving the most votes will be elected directors. Abstentions and broker non-votes will each be counted for purposes of determining the presence of a quorum, but will have no effect on the vote. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board. The Board has no reason to believe that any of the nominees named below will be unable to serve if elected. Additional nominations for directors may only be made by complying with the nomination procedures which are included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.

The following table sets forth, as of October 31, 2005, the names of, and certain information concerning, the persons nominated for election as directors of DLMC:
Name and Title Other than Director	Age	Year First Appointed Director	Principal Occupation During the Past Five Years
Aurangzeb Bhatti, President	50	2004
Mr. Bhatti has over 25 years experience in information technology and the education field. In 1995, Mr. Bhatti founded WebVision, Inc. and served as its Chief Executive Officer and Chief Technology Officer until 2001. In 2001, after leaving WebVision, Inc., Mr. Bhatti co-founded another company by the name of School of I.T. with Mr. Patel. This company is the forerunner of Digital Learning Management Corporation.

Umesh Patel, Vice President, Chief Financial Officer	48	2004
Mr. Patel has over 14 years experience in business development and sales. From 1990 to 2001, Mr. Patel served as the President of Tech Med Billing Services, where he was responsible for managing and projecting financials for the company. In 2001, Mr. Patel co-founded School of I.T. with Mr. Bhatti. Mr. Patel served as its Vice President and was responsible for marketing.

Al Jinnah, General Counsel and Secretary	65	2004
Mr. Jinnah has been a practicing attorney for over 35 years. He has wide experience in business law and civil litigation, having served as in-house counsel in various industries. He has operated his own private practice for the past 5 years.

Gregory Frazer	52	2004
From 1996 to 2001, Dr. Frazer was Vice-President of Business Development and on the Board of Directors of Sonus-USA, Inc., a publicly traded corporation. From 2001 to 2003, Dr. Frazer was a professor at Arizona School for Health Sciences in the Au.D. Program. In 2003, Dr. Frazer entered private practice and is now the Director of Audiology at Pacific Eye & Ear Specialists, Inc. in Brentwood, California.

Khalid Sheikh	66	2004
Dr. Sheik has a Doctorate degree in Physiology from the University of London. His entire career has been devoted to the hospital environment. Since 1985, he been a consultant in the Radiation Oncology department at Long Beach Memorial Medical center. In his career Dr. Sheik has served on numerous Boards in the medical field. At present, he serves on the Board of Endocurietherapy Research Foundation, Long Beach, California.

None of the director-nominees were selected pursuant to any arrangement or understanding other than with the directors and executive officers of DLMC acting within their capacities as such. There are no family relationships between any of the directors of DLMC.

Management recommends that the shareholders vote “FOR” the director-nominees listed above.

The Board of Directors and Committees

The Board met on 12 occasions in fiscal 2004. Each director attended at least 75% of all Board meetings held during fiscal 2004.

The Board does not maintain a separate audit, nominating or compensation committee. Functions customarily performed by such committees are performed by the Board as a whole. DLMC is not required to maintain such committees under the applicable rules of the Over-the-Counter Bulletin Board.

Director Compensation

Our outside directors are reimbursed reasonable expenses incurred in connection with their attendance at Board meetings.

Policy on Accounting Matters; Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Board oversees DLMC’s corporate accounting and reporting practices and the quality and integrity of DLMC’s financial statements and reports, selects, hires, oversees and terminates DLMC’s independent auditors, monitors DLMC’s independent auditors’ qualifications, independence and performance, monitors DLMC’s and its affiliates’ compliance with legal and regulatory requirements, oversees all internal auditing functions and controls, and oversees DLMC’s and its affiliates’ risk management function.

The Board’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the full Board regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

Consideration of Director-Nominees

Shareholder Nominees

DLMC’s Board as a whole will consider nominees to the Board proposed by shareholders, although the Board has no formal policy with regard to shareholder nominees as it considers all nominees on their merits as discussed below. Any shareholder nominations proposed for consideration by the Board should include the nominee’s name and qualifications for Board membership and should be addressed to:

Secretary
Digital Learning Management Corporation
19950 Mariner Avenue
Torrance, California 90503

Submission for Proxy Materials

Shareholders are hereby notified that if they wish their director-nominee(s) to be included in DLMC’s proxy statement and form of proxy relating to the 2006 Annual Meeting of Shareholders, they must submit, in writing, the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate, to our Secretary no later than July 6, 2006. Director nominations must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), in order to be included in DLMC’s proxy materials.

Submission for Consideration at Annual Meeting

Shareholders who wish to submit a director-nominee for consideration at the next annual meeting, but who do not wish to submit the nominee for inclusion in our proxy statement, must, in accordance with our bylaws, deliver the information no earlier than August 30, 2006, the 90th day prior to the first anniversary of this annual meeting, nor later than September 29, 2006, the 60th day prior to the first anniversary of this annual meeting. In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the preceding year’s annual meeting, then notice must be delivered not earlier than the 90th day prior to such annual meeting and no later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Public announcement means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document that we publicly file with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.

The proposing shareholder must provide (1) as to each person whom the stockholder proposes to nominate for election or reelection as a director (2) all information relating to such person that is required to be disclosed pursuant to Regulation 14A under the Exchange Act and Rule 14a-11 thereunder, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected, (3) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated, (c) a representation that the shareholder is a holder of record of stock of DLMC entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice, (4) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, and (5) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board.

Selection and Evaluation of Director Candidates

The Board is responsible for identifying candidates for membership on the Board and makes determinations as to whether to recommend such candidates’ nomination to the Board based on their character, judgment, and business experience, as well as their ability to add to the Board’s existing strengths. This assessment typically includes issues of expertise in industries important to DLMC, functional expertise in areas such as marketing, human resources, operations, finance and information technology and an assessment of an individual’s abilities to work constructively with the existing Board and management, all in the context of an assessment of the perceived needs of the Board at that point in time. The Board does not have any written specific minimum qualifications or skills that a candidate must meet in order to serve on the committee. The Board identifies nominees by first evaluating the current members of the Board of Directors qualified and willing to continue in service. Current members of the Board with skills and experience that are relevant to DLMC’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not to wish to continue in service or if the majority of the Board decided not to re-nominate a member for re-election, the Board identifies the desired skills and experience of a new nominee in light of the following criteria. When identifying and evaluating new directors, the Board considers the diversity and mix of the existing board of directors, including, but not limited to, such factors as: the age of the current directors, employment experience, public interest considerations and the implementation of DLMC’s strategic plan. Among other things, when examining a specific candidate’s qualifications, the Board considers: the ability to represent the best interest of DLMC, existing relationships with DLMC, interest in the affairs of the DLMC and its purpose, the ability to fulfill director responsibilities, leadership skill, integrity, business judgment, ability to develop business for DLMC and the ability to work as a member of a team.

Communications with the Board and Annual Meeting Attendance

Individuals who wish to communicate with DLMC’s Board may do so by sending correspondence to the Company’s Board at 19950 Mariner Avenue, Torrance, California 90503. Any communications intended for non-management directors should be sent to the above address above to the attention of Mr. Umesh Patel.

DLMC does not have a policy regarding Board member attendance at Annual Meetings of Shareholders. All members of the Board attended the Annual Meeting of Shareholders in 2004.

PROPOSAL NO. 2:
RATIFICATION OF APPOINTMENT OF AJ. ROBBINS, PC AS
DLMC’S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

DLMC has selected AJ. Robbins, PC to serve as DLMC’s independent certified public accountants for the year 2005. DLMC’s board has determined the firm of AJ. Robbins, PC to be fully independent of the operations of DLMC. A representative of AJ. Robbins, PC is expected to be present at the Meeting and such representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

The following table sets forth fees billed to DLMC by its auditors during the fiscal years ended December 31, 2004 and December 31, 2003 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered.

		December 31, 2004	December 31, 2003

(i)	Audit Fees	$140,000	$54,000
(ii)	Audit Related Fees	--	--
(iii)	Tax Fees (1)	13,000	12,500
(iv)	All Other Fees	--	--
	Total fees	$153,000	$66,500

(1) Fees billed in connection with services relating to the preparation of tax returns.

Our Board has considered the provision of non-audit services provided by AJ. Robbins, PC to be compatible with maintaining the independence of AJ. Robbins, PC. The Board will continue to approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services and related services, tax services, and other services.

Prior to March 30, 2004, Beckstead & Watts, LLP served as DLMC’s independent certified public accountant. Beckstead & Watts, LLP audited DLMC’s financial statements for the fiscal years ended December 31, 2003, 2002 and 2001.

Beckstead and Watts, LLP’s report on DLMC’s financial statements for the fiscal years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion and were not qualified as audit scope or accounting principles. The reports for the fiscal years ended December 31, 2002 and 2001 were qualified reports in that adverse financial conditions identified by the accountants raised substantial doubt about DLMC’s ability to continue as a going-concern. During the fiscal year ended December 31, 2003, there were no disagreements between DLMC and Beckstead & Watts, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Beckstead & Watts, LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. The decision to replace Beckstead & Watts, LLP was not the result of any disagreement on any matter of accounting principle or practice, financial statement disclosure or audit procedure.

In the event shareholders do not ratify the appointment of AJ. Robbins, PC as DLMC’s independent certified public accountants for the forthcoming fiscal year, such appointment will be reconsidered by the Board.

If a quorum is present at the Meeting, ratification of the appointment of AJ. Robbins, PC as DLMC’s independent certified public accountants for fiscal year 2005 requires the affirmative vote of a majority of the votes cast at the Meeting.

Management recommends that the shareholders vote “FOR” ratification of the appointment of AJ. Robbins, PC as DLMC’s independent certified public accountant for fiscal 2005.

SHAREHOLDINGS OF CERTAIN
BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

Management of DLMC knows of no person who owns, beneficially or of record, either individually or together with associates, five percent (5%) or more of the outstanding shares of Common Stock, except as set forth in the table below. The following table sets forth, as of October 31, 2005, the number and percentage of shares of Common Stock beneficially owned, directly or indirectly, by each of DLMC’s directors, Named Executive Officer (as defined below) and principal shareholders and by the directors and executive officers of DLMC as a group. The shares “beneficially owned” are determined under applicable Securities and Exchange Commission rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which the director, principal shareholder or executive officer has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of October 31, 2005. Each person in the table, except as noted has sole voting and investment powers over the shares beneficially owned.

Unless indicated otherwise, the address for each person named is c/o Digital Learning Management Corporation, 19950 Mariner Avenue, Torrance, California 90503.

Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

Current Directors and Executive Officers:
Aurangzeb Bhatti, President and Director	6,668,680	(1)	24.8%
Umesh Patel, Vice President, Chief Financial Officer and Director	6,668,680	(2)	24.8%
Al Jinnah, General Counsel, Secretary and Director	1,052,,040		3.9%

Gregory Frazer, Director	---		*
Khalid Sheikh, Director	---		*

(All Current Directors and Executive Officers as a Group, 5 in all)	14,389,400	(4)	53.5. %

Former President:
Eric Borgeson (5)	---		*

5% Shareholders:
RENN Capital Group, Inc. 8080 N. Central Expressway, Suite 210, LB-59 Dallas, Texas 75206	6,699,834	(3)	24.9%
Faisel H. Khan	1,615,000		6.1%

*	Less than 1%
(1)	Includes options to purchase 42,750 shares of Common Stock, all of which 42,750 are held by the Bhatti Family Trust.
(2)	Includes options to purchase 42,750 shares of Common Stock, all of which are held by the Patel Family Trust.
(3)
Based on Schedule 13D filed April 13, 2004. The shares of Common Stock deemed to be beneficially owned by RENN Capital Group, Inc. are comprised of shares issuable upon the conversion of $3,000,000 7.00% Convertible Debentures.

(4)	Includes options to purchase 85,550 shares of Common Stock.
(5)	All of Mr. Borgeson’s shares were cancelled in the change-of-control transaction referenced below.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and certain executive officers and persons who own more than ten percent (10%) of a registered class of our equity securities (collectively, the “Reporting Persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Reporting Persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

To DLMC’s knowledge, based solely on its review of the copies of such forms received by it, or written representations from the Reporting Persons, all of DLMC’s insiders complied with all filing requirements during 2004.

Change-in-Control Transaction

On January 16, 2004, DLMC (formerly known as FreePCSQuote.Com., Inc.), FPQT Acquisition Corporation, a Nevada corporation (“Merger Sub”) and Digital Learning Institute, Inc., a privately-held Delaware corporation (“DLI”), entered into an Agreement and Plan of Merger (the “Agreement”) pursuant to which DLMC, through its wholly-owned subsidiary, Merger Sub, acquired DLI in exchange for shares of DLMC’s Common Stock (the “Merger”); 2,215,803 shares were issued to the holders of DLI stock and 38,129 shares were issued into escrow to cover indemnification obligations, if any, of DLI. DLMC issued an additional 38,129 shares into escrow to cover its own indemnification obligations. Immediately after the Merger was consummated and further to the Agreement, Eric Borgeson, the controlling shareholder of DLMC, cancelled 2,500,00 shares of DLMC’s ‘s Common Stock held by him (the “Cancellation”). In addition, DLMC issued an aggregate of 66,088 shares of its Common Stock to certain individuals identified by DLI’s investment banker. The transaction contemplated by the Agreement was intended to be a “tax-free” reorganization pursuant to the provisions of Section 351 and 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended. The shareholders of DLI (four shareholders), as of the closing date of the Merger and after giving effect to the Cancellation, owned approximately 86.8% of DLMC’s Common Stock outstanding as of January 16, 2004 (excluding any additional shares issuable upon outstanding options, warrants and other securities convertible into common stock or shares issued pursuant to the aforementioned escrows). Under Nevada law, DLMC did not need the approval of its shareholders to consummate the Merger, as the constituent corporations in the Merger were Merger Sub and DLI, which are business entities incorporated under the laws of Nevada and Delaware, respectively. DLMC was not a constituent corporation in the Merger. For accounting purposes, this transaction was being accounted for as a reverse merger, since the shareholders of DLI now own a majority of the issued and outstanding shares of common stock of DLMC, and the directors and executive officers of DLI became the directors and executive officers of DLMC. No agreements exist among present or former controlling shareholders of DLMC or present or former members of DLI with respect to the election of the members of our board of directors, and to DLMC’s knowledge, no other agreements exist which might result in a change of control of DLMC.

In connection with the Merger, the shareholders approved a name change from FreePCSQuote.Com, Inc. to Digital Learning Management Corporation and a 7.8680269:1 forward stock split, both of which were effectuated on March 19, 2004.

Information Regarding DLMC’S Executive Officers

The following table sets forth information, as of October 31, 2005, concerning executive officers of DLMC.

Name	Age	Position and Principal Occupation For the Past Five Years
Aurangzeb Bhatti, President	50
Mr. Bhatti has over 25 years experience in information technology and the education field. In 1995, Mr. Bhatti founded WebVision, Inc. and served as its Chief Executive Officer and Chief Technology Officer until 2001. In 2001, after leaving WebVision, Inc., Mr. Bhatti co-founded another company by the name of Digital Learning Institute with Mr. Patel. This company is the forerunner of Digital Learning Management Corporation.

Umesh Patel, Vice President, Chief Financial Officer	48
Mr. Patel has over 14 years experience in business development and sales. From 1990 to 2001, Mr. Patel served as the President of Tech Med Billing Services, where he was responsible for managing and projecting financials for the company. In 2001, Mr. Patel co-founded School of I.T. with Mr. Bhatti. Mr. Patel served as its Vice President and was responsible for marketing.

Al Jinnah, General Counsel and Secretary	65
Mr. Jinnah has been a practicing attorney for over 35 years. He has wide experience in business law and civil litigation, having served as in-house counsel in various industries. He has operated his own private practice for the past 5 years.

Summary Compensation Table

The following table sets forth information concerning the compensation during each of the last three fiscal years by our principal executive officer, and the two other most highly compensated officers of DLMC (the “Named Executive Officers”).

						Long Term Compensation
Annual Compensation						Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation(1) ($)	Restricted Stock Award(s) ($)	Options/ SARs(2)	LTIP Payouts ($)	All Other Compensation(3) ($)
Eric Borgeson, Former President	2004	--	--	--	--	--	--	--
	2003	--	--	--	--	--	--	--
	2002	--	--	--	--	--	--	--
Aurangzeb Bhatti, President & CEO	2004	120,000	--	--	--	--	--	--
	2003	90,000	--	--	--	42,750	--	--
	2002	75,000	--	--	--	--	--	--
Umesh Patel,	2004	120,000	--	--	--	--	--	--
VP & CFO	2003	90,000	--	--	--	42,750	--	--
	2002	75,000	--	--	--	--	--	--
Al Jinnah, Corporate Secretary	2004	110,000	--	--	--	--	--	--
	2003	72,500	--	--	--	--	--	--
	2002	--	--	--	--	--	--	--

Option/SAR Grants in Last Fiscal Year

No stock options were granted to the Named Executive Officers during the last fiscal year.

Aggregated Option/SAR Exercises in Last Fiscal Year and Year End Option/SAR Value

 No stock options were granted to or held by the Named Executive Officers during the last fiscal year.

Employment Contracts

Two-year employment agreements with DLMC’s executive officers, Messrs. Bhatti and Patel expire on December 10, 2005. DLMC has not entered into employment agreements with any of its other executive officers.

Policies on Executive Compensation

The Board is responsible for reviewing policies and human resource issues, granting stock options and approving other personnel matters which are in excess of management’s authority. The Board establishes the compensation plans and specific compensation levels of DLMC’s Chief Executive Officer and other executive officers. The Board reviews its approach to executive compensation annually. As part of the due diligence, the Board conducts periodic outside reviews of peers.

The Board believes that executive officer compensation should be closely aligned with the performance of DLMC on a short-term and long-term basis, and that such compensation should be structured to assist DLMC in attracting and retaining key executives critical to its long-term success. To that end, the Board’s policy for compensation packages of executive officers consists of three components: (i) an annual base salary; (ii) an annual incentive bonus based on DLMC’s performance, and, in certain cases, individual performance as well; and (iii) stock option awards and salary continuation plans designed to link shareholder interests with those of executive management by providing long-term incentives to executive officers. The performance based aspects, items (ii) and (iii) above, are considered major elements of the overall compensation program.

Executive Officer Compensation

Base Salary: The Board establishes a fixed base salary program for executive officers, which is reviewed annually. In establishing base salaries, the Board considers salaries of comparably sized peer companies. Executive officers may have their salaries adjusted from time to time as the size, complexity, and earnings of peer companies change, in order to ensure that total compensation remains competitive.

Annual Incentives: The Board believes that incentives for officers are a key component for ensuring continued growth in shareholder value through increased earnings. Accordingly, executive officers earn bonuses based upon formulas approved by the Board.

Long-term Incentives: Long-term incentives are provided through the grant of stock options to certain employees of DLMC including executive officers. Stock options are granted at the market value prevailing on the date of grant and are intended to retain and motivate key management to improve DLMC’s long-term shareholder value, as the options only have value if the market price of the underlying stock appreciates after the date granted. No stock options were granted to DLMC’s executive officers during 2004.

Principal Executive Officer Compensation

Base Salary: Mr. Bhatti is subject to the same annual salary review program as other executive officers of DLMC. As such, the Board targeted Mr. Bhatti’s base salary at the competitive median for comparable sized peer companies. Mr. Bhatti’s current base salary is believed reasonable by the Board based upon reference to competitive pay practices and the previously described compensation approach to executive officers. The Board believes that the performance based compensation program, as it related to the Principal Executive Officer, offers substantial additional compensation incentive to reward Mr. Bhatti for successful results.

Performance Based Compensation: Mr. Bhatti is eligible to participate in the same short-term and long-term Option, Deferred Stock and Restricted Stock Plans as the other executive officers of DLMC. In addition, some terms of the bonus plan for the Principal Executive Officer are different than the other executive officers.

Mr. Bhatti was retained in January 2004 following DLMC’s merger with Digital Learning Institute, Inc. Mr. Bhatti’s compensation in fiscal 2005 will be based on the criteria set forth above. Mr. Bhatti shall abstain on all board votes regarding his bonus or compensation.

There are no Compensation Committee interlocks between DLMC and other entities involving DLMC’s executive officers or board members.

Code of Ethics

DLMC has adopted a Code of Ethics that is applicable to DLMC’s principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. A copy of the Code of Ethics was filed with the SEC as Exhibit 14.1 to DLMC’s Amendment No. 1 to its annual report on Form 10-KSB/A for the year ended December 31, 2003, which is available free of charge on the Internet at www.sec.gov. Amendments to and waivers from the Code of Ethics will also be disclosed in filings with the SEC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

DLMC has entered into indemnification agreements with certain of its directors and executive officers pursuant to which DLMC has agreed to indemnify any officer or director against all costs associated with the defense of any action brought against him or her in his/her capacity as an officer or director of DLMC.

Each of Messrs. Bhatti, Patel and Jinnah were shareholders of Digital Learning, Inc. prior to the transaction referenced in “Change-in-Control Transaction.”The three individuals acquired approximately 74.0% of DLMC’s outstanding common stock as of January 20, 2004.

As of April, 2005 Messrs. Bhatti and Patel had advanced $264,000 to the Company to meet some of the Company obligations.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2004 regarding compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance. Pursuant to the terms of its merger with Digital Learning Institute, Inc., DLMC will issue options to purchase an aggregate of 595,500 shares of its common stock to certain former Digital Learning Institute, Inc. option holders.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)

Equity compensation plans approved by security holders	0	N/A	2,000,000	(1)

Equity compensation plans not approved by security holders	N/A	N/A	N/A

(1)	Refers to shares underlying our 2004 Stock Option, Deferred Stock and Restricted Stock Plan. As of December 31, 2004, no options, deferred stock or restricted stock have been issued under the plan.

SHAREHOLDER PROPOSALS

Proposals to be Included in Proxy Statement

Shareholders are hereby notified that if they wish a proposal to be included in our proxy statement and form of proxy relating to the 2006 Annual Meeting of Shareholders, they must deliver a written copy of their proposal no later than July 6, 2006. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.

Proposals to be Submitted for Annual Meeting

Shareholders who wish to submit a proposal for consideration at our 2006 annual meeting of shareholders, but who do not wish to submit the proposal for inclusion in our proxy statement pursuant to Rule 14a-8 under the Exchange Act, must, in accordance with our bylaws, deliver a copy of their proposal no later than the close of business on September 29, 2006, the 60th day prior to the first anniversary of this annual meeting, nor earlier than August 30, 2006, the 90th day prior to the first anniversary of this annual meeting. Any shareholder submitting a proposal must provide a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial holder, if any, on whose behalf the proposal is made. The stockholder and the beneficial owner, if any, on whose behalf the proposal is made must provide their name and address as it appears on the books of the Company and the class and number of shares of the Company which are beneficially owned and of record. Furthermore, such stockholder must promptly provide any other information reasonably requested by the Company.

In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the preceding year’s annual meeting, then notice must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Public announcement means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.

OTHER MATTERS

Management does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy as proxyholders to vote the shares represented by the Proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the Proxy.

DIGITAL LEARNING MANAGEMENT CORPORATION

Dated: November 3, 2005	/s/ AL JINNAH
Al Jinnah, Secretary

The Annual Report to Shareholders for the fiscal year ended December 31, 2004 is being mailed concurrently with this Proxy Statement to all shareholders of record as of October 31, 2005.

IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

IN ORDER TO PROVIDE ADEQUATE MEETING ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

\/ DETACH PROXY CARD HERE \/

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
DIGITAL LEARNING MANAGEMENT CORPORATION

The undersigned hereby appoints Messrs. Aurangzeb Bhatti and Al Jinnah, each of them as proxyholders with full power of substitution, to represent, vote and act with respect to all shares of common stock of Digital Learning Management Corporation (the “DLMC”) which the undersigned would be entitled to vote at the meeting of shareholders to be held on November 28, 2005 at 10:00 a.m., local time, at 680 Langsdorf Drive, Suite 203, Fullerton, California 92831, or any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:

(Continued, and to be marked, dated and signed, on the other side)

\/ DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY THE INTERNET OR TELEPHONE \/ DIGITAL LEARNING MANAGEMENT CORPORATION
The Board of Directors recommends a vote “FOR” each of the proposals. The Proxy confers authority to vote and shall be voted in accordance with such recommendation unless a contrary instruction is indicated, in which case, the shares represented by the Proxy will be voted in accordance with such instruction. If no instruction is specified with respect to the matter to be acted upon, the shares represented by the proxy will be voted “FOR” each of the proposals and in accordance with the recommendations of management. If any other business is presented at the meeting, this Proxy confers authority to and shall be voted in accordance with the recommendations of management.
1. Election of five (5) persons to be directors.	☐	FOR all nominees listed below (Except as marked to the contrary below)	☐	WITHHOLD AUTHORITY
Nominees:	Aurangzeb Bhatti, Umesh Patel, Al Jinnah, Gregory Frazer, Khalid Sheikh
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space below.)
EXCEPTIONS
2. Ratification of the appointment of AJ. Robbins, PC as DLMC’s independent accountants.			3. Transaction of such other business as may properly come before the meeting and any adjournments or adjournments thereof.
☐ FOR	☐ AGAINST	☐ ABSTAIN	☐ FOR ☐ AGAINST ☐ ABSTAIN
☐ I DO ☐ I DO NOT EXPECT TO ATTEND THE MEETING.

(Please date this Proxy and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. All joint owners should sign.)
(Number of Shares)

(Please Print Your Name)
(Please Print Your Name)
(Date)
(Signature of Shareholder)
(Signature of Shareholder)
(Email Address)

This Proxy may be revoked prior to its exercise by filing with the Secretary DLMC a duly executed proxy bearing a later date or an instrument revoking this Proxy, or by attending the meeting and voting in person.

Please Detach Here ^ You Must Detach This Portion of the Proxy Card ^ Before Returning it in the Enclosed Envelope